

通用钢铁控股

GENERAL STEEL HOLDINGS INC.

Investor Presentation

(NYSE: GSI)

February, 2010

Disclaimer

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GENERAL STEEL HOLDINGS INC

The material presented is a presentation of general background information about General Steel Holdings as of the date of the presentation. It is information in summary form and does not purport to be complete. It is not intended to be relied upon as advice to potential investors. This presentation is strictly confidential and may not be disclosed to any other person. No representation or warranty, express or implied, is made concerning, and no reliance should be placed on, the accuracy, fairness, or completeness of the information presented herein.

This presentation (including the financial projections and any subsequent questions and answers) contains statements that are forward-looking within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Such forward-looking statements are only predictions and are not guarantees of future performance. Investors are cautioned that any such forward-looking statements are and will be, as the case may be, subject to many risks, uncertainties, certain assumptions and factors relating to the operations and business environments of General Steel Holdings and its subsidiaries that my cause the actual results of the companies to be materially different from any future results expressed or implied in such forward-looking statements.

Although General Steel Holdings believes that the expectations and assumptions reflected in the forward-looking statements are reasonable based on information currently available to its management, General Steel Holdings cannot guarantee future results or events. General Steel Holdings expressly disclaims a duty to update any of the forward-looking statement.

Securities may not be offered or sold in the United States unless they are registered or exempt from registration under the Securities Act of 1933. Any offering of securities to be made in the United States will be made by means of an offering memorandum that may be obtained from the underwriters. Such offering memorandum will contain, or incorporate by reference, detailed information about General Steel Holdings and its business and financial results, as well as its financial statements.

This presentation does not constitute an offer, or invitation, or solicitation of an offer, to subscribe for or purchase any securities. Neither this presentation nor anything contained herein shall form the basis of any contract or commitment whatsoever.

Company Profile: General Steel Holdings, Inc

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GENERAL STEEL HOLDINGS INC

Profile

- General Steel Holdings, Inc., (NYSE: GSI) is the only fully–integrated Chinese steel company listed on a US stock exchange
- Company is acting as a steel industry consolidator capitalizing on the government's mandate to rationalize the industry
- Capacity of 6.3 million metric tons, operates the largest integrated steel producer in Shaanxi Province

Acquisition History

2004 - 2007

- Acquires 80% position in join venture with Baotou Iron & Steel Group
- Acquires 60% position in join venture with Longmen Iron & Steel Group

2008

- Acquires 99% ownership of Maoming Hengda

2009

- Signs LOI with Baotai Iron and Steel Co., Ltd.

Revenue Growth



US$MM
1400
1100
800
500
200
-100
2004 - 2008 CAGR: 98%
87.8
89.7
139.5
772.4
1351.2
2004
2005
2006
2007
2008

Production Volume Growth



Million Metric Tons
3.0
2.0
1.0
0.0
2004 -2008 CAGR: 84%
0.2
0.2
0.3
1.9
2.3
2004
2005
2006
2007
2008

Investment Highlights

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GENERAL STEEL HOLDINGS INC

- ✓ Favorable industry position with strong government support
- ✓ Platform that aligns interests of all key industry constituents
- ✓ Established industry consolidator with demonstrated track record
- ✓ Strong financial performance
- ✓ Proven management team with extensive industry experience

Key Management

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GENERAL STEEL HOLDINGS INC

Name	Title	Experience
Zuosheng Yu	CEO & Chairman	▪ Started the Company in 1998 ▪ Bachelor degree from Institute of Business Management for Officers ▪ "Senior Economist" from the Committee of Science and Technology of Tianjin City ▪ MBA degree from the Graduate School of Tianjin Party University ▪ Member of China's APEC (Asia Pacific Economic Co-operation) Development Council ▪ Vice president of the China Chamber of Metallurgical Industry
John Chen	Director & CFO	▪ Joined in May 2004 ▪ Senior accountant at Moore Stephens Wurth Frazer and Torbet, LA, CA '97-'03 ▪ Norman Bethune University of Medical Science, Changchun city, Jilin province, China ▪ Bachelor degree in Accounting from California State Polytechnic University, Pomona, CA
Danli Zhang	Director & General Manager of Longmen JV	▪ Joined in August 2007 ▪ Nearly 30 years with Shaanxi Longmen Iron and Steel Group in various positions ▪ Bachelor degree from the Xi'an University of Technology and Architecture

Steel Industry: Growth Thru Consolidation

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GENERAL STEEL HOLDINGS INC

Strong Catalysts for Industry Consolidation

- Central government is working toward the closure of many of the country's 800 steel companies through two rounds of consolidation
- Smaller and less efficient mills will be considered obsolete and targeted for shutdown
- Greenfield operations limited by the government forcing larger steel producers to grow capacity via acquisition

Government Targets


2020
70% produced by top 10 players
2010
50% produced by top 10 players
2009
Currently, 48% of all Chinese steel produced by top 10 players

Targets for Removal of Small and Less Efficient Mills

By end of	Blast furnace (cubic meter)	Electric furnaces (metric tons)	Capacity (million metric tons)
2010	≤ 300	≤ 20	57
2011	≤400	≤30	25
After 2011	≤1000	n.a.	n.a.
Total			**82**

Sources: Wall Street research, CISA, Haitong Securities, UBS Investment Research, State Council announcements, UOB Kay Hian.

GSI: Aligning Interests of Key Industry Players

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GENERAL STEEL HOLDINGS INC

Interests

Central Government

- Sustainable industry development
- Efficiency improvement
- Pollution reduction / improved profits
- Elimination of backward capacity
- Prudent management practices

Provincial Government

- Local economic development
- Sustainable & stable growth
- Raising employment
- Modern equipment

Local Companies

- ~800 small or less efficient steel companies
- Choice: Improve, get closed or merge (JV)
- Looking for survival & capital

Interests

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GENERAL STEEL HOLDINGS INC.

- Provides comprehensive solution to the government plan for industry consolidation
- Merges or creates JVs with SOEs or private companies
- Retains existing management with stock incentive plans
- Improves profitability via western management practices and capital investment
- Reduces pollution & improves utilization

Uniquely positioned to benefit from Industry dynamic

Growth Strategy

Organic Growth

- Continue improving efficiency & margins
- Modern equipment and techniques
- New customer development
- Active price management

Acquisitions

- Continue industry consolidation through selected quality acquisitions
- Look for SOE or private companies with 1-2mm metric tons capacity and management teams with proven track records of results
- Platform that aligns interests of all key industry constituents
- Robust pipeline of targets

Structure & Revenue Distribution

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GENERAL STEEL HOLDINGS INC

Legal Structure



General Steel Holdings, Inc.
(A Nevada Corporation)
100%
General Steel Investment (BVI)
100%
Daqiuzhuang Metal
99.3%
Yangpu Investment
98.7%
32%
80%
Qiu Steel Investment
99%
28%
Maoming
Longmen Joint Venture
Baotou Steel Pipe Joint Venture

Locations



Baotou Steel
Beijing
Daqiuzhuang
Longmen JV
Maoming

2008 Total Revenues: $1.35bn



Maoming High-Speed Wire 2%
Baotou Spiral-Welded Steel Pipes 1%
Daqiuzhuang Metal Hot-Rolled Sheets 10%
Longmen Joint Venture Rebar 87%

Longmen JV (87% of Total Revenues) is the largest integrated steel producer in Shaanxi, and is well positioned to benefit from the government's efforts to develop China's Western Region

Subsidiaries: Longmen JV

- Fully-integrated production capability provides cost-efficient production
- 60% controlling interest - acquired stake for US$39mm in June 2007
- Largest steel producer in Shaanxi province, a key area for development of the Western region with approximately 70% market share and limited competition within a 250km radius
- Benefits from the "Go West" tax treatment, lowering corporate tax rate from 25% to 15%
- 4.0mm metric tons annual production of crude steel

GSI Subsidiaries


Baotou Steel
Beijing
Daqiuzhuang
Longmen JV
Maoming



Continuous casting billets



Rebar cooling

Longmen JV Revenues


$000
91% Growth
$1,200
$800
$400
$0
$618.3
$1,182.4
2007
2008

Longmen: Growth Catalysts

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GENERAL STEEL HOLDINGS INC

Near-term Growth Catalysts	
"Go West"	▪ Longmen JV is positioned at the bridgehead for development in China's Western region ▪ Transportation cost advantage – limited competition within a 250km radius of the city of Xi'an, Shaanxi province ▪ Guanzhong-Tianshui Economic Zone ▪ "Go West" tax incentive
Stimulus Package	▪ 10-point plan is focused on infrastructure and construction growth ▪ 8 out of 10 points will benefit the steel industry ▪ US$585.9bn plan expected to create 100mm metric ton steel demand in measures to boost construction of housing, roads, highways, dams, irrigation systems, schools and hospitals, airports, etc ▪ Expected to require between RMB245-350bn for railway construction ▪ Steel support package announced in January 2009 further encourages M&A and technical upgrades
Earthquake Rebuilding Projects	▪ Approximately 37mm metric tons of steel needed for reconstruction efforts through 2011 ▪ "Preferred Supplier" status for reconstruction efforts in Sichuan province, adjacent to Shaanxi province

Western Region Development is a Top Priority for Central Government

Favorable Growth & Development Dynamics


% of GDP Growth
20%
15%
10%
5%
0%
6.1%
7.1%
7.7%
10.2%
13.1%
18.1%
6.1%
7.9%
8.9%
5.8%
8.3%
8.6%
National
Shaanxi
Jiangsu
Guangdong
1st Quarter
2nd Quarter
3rd Quarter

Selected Infrastructure Investment in Shaanxi (RMB bn)

	Construction Period	Construction Scale	Total Investment	Investment through 2009
Xian #1, #2 Subway	2006-2013	#1 Line – 26.4km #2 Line – 25.3km	26.4	6.4
Xian-ChengDu Railway	2009-2013	340km	48.6	0.2
Water Pumping Station	2009-2013	67 water pumping stations	16.8	0.1
Total			91.8	6.7

Source: National Bureau of Statistics of China, Jiangsu development & Reform commission
http://www.sndrc.gov.cn/Page.htm, http://www.zj.stats.gov.cn/

Raw Materials: Cost Advantage

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GENERAL STEEL HOLDINGS INC

Iron Ore

- 15% imported from abroad
  - Purchased at contract price
- 70% domestic
  - Purchased on spot market
- 15% from Daxigou mine
  - Purchased at market price

Coke

- Longmen located within China's coal belt
- Low/insignificant transportation cost
  -- Purchased at market price

Mulonggou and Daxigou Mines

- Owned by Longmen JV partner
- Source 80,000 metric tons per month at attractive market prices
- Helps increase gross margins & provides secure source of raw materials

Daxigou Mine

- 300mm metric tons of proven iron ore reserves
- Less than 1mm metric tons excavated
- First rights of refusal for sales and development

Other Subsidiaries

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GENERAL STEEL HOLDINGS INC



Daqiuzhuang
Tianjin municipality

Ownership	100% owned by GSI
Capacity	400,000 metric tons
Products	Hot-rolled carbon sheet
Comments	Founded in 1989 as one of the first Chinese non-SOE steel companies Strong sales and distribution network



Baotou Steel
Inner Mongolia

Ownership	80% owned by GSI, 20% by Baotao Group
Capacity	100,000 metric tons
Products	Spiral-weld pipe for use in the energy sector
Comments	JV with 15th largest steel company in China Raw material and transport are sourced through Baotou



Maoming
Guangdong Province

Ownership	100% owned by GSI
Capacity	800,000 metric tons
Products	High-speed wire for construction usage
Comments	State-of-art production line Close to deepwater port


Baotou Steel
Beijing
Daqiuzhuang
Longmen JV
Maoming

Selected Financials

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GENERAL STEEL HOLDINGS INC

Third Quarter 2009 Results

	3Q08	3Q09	YoY
Shipment Volume (kmt)	619.5	1,036.1	67.3%
Total Revenues	$411.5 million	$484.8 million	17.8%
Gross Profit	$(6.3) million	$39.7 million	--
Net Income*	$20.5 million	$10.3 million	-49.8%
EPS (Fully Diluted)	$0.57	$0.23	-59.6%

* The decrease in net income was caused by the derivative instrument gain occurring in the third quarter of 2008 which was non-operating, non-cash gain related to the convertible promissory note and warrants issued in December of 2007.

Source: Company's Financial Statements

Balance Sheet

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GENERAL STEEL HOLDINGS INC

Selected Balance Sheet Items

$000

	12/31 2008	9/30 2009
Cash	$14,895	$54,289
Restricted cash	130,700	197,584
Inventories	59,549	221,502
Accounts receivable, net of doubtful accounts	49,583	52,158
Total Current Assets	$315,444	$588,115
PP&E, Net	491,705	558,405
Total assets	**$865,713**	**$1,206,014**
Short term notes payable	206,040	280,134
Accounts payable	149,239	175,309
Accounts payable - related parties	15,327	19,324
Short term loans - bank	67,840	151,050
Short term loans - others	87,834	110,171
Short term loans - related parties	7,350	8,362
Customer deposits	141,102	199,909
Total current liabilities	734,418	1,038,344
Convertible Note	7,155	912
Derivatives	9,903	4,933
Total liabilities	**$751,476**	**$1,044,189**
Total equity	114,237	161,825
Total liabilities and equity	**$865,713**	**$1,206,014**
Total Debt	$376,219	$550,629
Net Debt	230,624	298,756

Short term notes payable are lines of credit extended by the banks. When purchasing raw materials, the Company often issues a short term note payable to the vendor funded with draws on the lines of credit. This short term note payable is guaranteed by the bank for its complete face value. The banks usually do not charge interest on these notes but require the Company to deposit a certain amount of cash at the bank as a guarantee deposit which is classified on the balance sheet as restricted cash.

Investment Highlights

通用钢铁控股
GENERAL STEEL HOLDINGS INC

- ✓ Favorable industry position with strong government support
- ✓ Platform that aligns interests of all key industry constituents
- ✓ Established industry consolidator with demonstrated track record
- ✓ Strong financial performance
- ✓ Proven management team with extensive industry experience

Contact Information

Mr. Ross Warner	**Ms. Jing Ou-Yang**	**Mr. Justin Knapp**	**Ms. Jessica Barist Cohen**
General Steel Holdings, Inc	**General Steel Holdings, Inc**	**Ogilvy Financial, Beijing**	**Ogilvy Financial, New York**
Tel: + 86-10-5879-7346	**Tel: + 86-10-5879-7346**	**Tel: + 86-10-8520-6556**	**Tel: + 1-646-460-9989**
Email: ross.warner@gshi-steel.com	**Email: jing.ouyang@gshi-steel.com**	**Email: gsi@ogilvy.com**	**Email: gsi@ogilvy.com**